SUPPLEMENT DATED MARCH 29, 2010 TO
                       THE PROSPECTUS DATED MARCH 10, 2010

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 672

              Closed-End Convertible & Income Portfolio, Series 13

                               File No. 333-164730

   Notwithstanding anything to the contrary in the Prospectus, footnote number 2 under the "Fees and Expenses" section on page 25 of the Prospectus is hereby replaced with the following:

(2) The deferred sales fee is fixed at $0.345 per unit and will be deducted in four monthly installments. The first three installments (approximately $0.0817 per unit) will be deducted on the last business day of each month from October 2010 through December 2010 and the remaining amount of the deferred sales fee ($0.10 per unit) will be deducted on the last business day in January 2011. The percentage provided is based on a $10 unit as of the Inception Date and the percentage amount will vary over time.


                        Please keep for future reference.